UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2014

Rand Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11201 Dolfield Boulevard, Suite 112, Baltimore, Maryland		21117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(410) 581-8080

161 Worcester Road, Suite 401, Framingham, Massachusetts 01701
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Rand Worldwide, Inc. (the "Company") announces that its next annual meeting of stockholders has been delayed by more than 30 calendar days, to February 2, 2015, from the date that was contemplated for that meeting at the time the Company filed its definitive proxy statement for its most recent annual meeting of stockholders held on November 6, 2013. As a result, the dates by which stockholders must submit notices of stockholder proposals and director nominations for the upcoming meeting have changed.

Any stockholder who desires to present a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the proxy statement for and voted on by the stockholders at the upcoming annual meeting of stockholders must submit such proposal in writing, together with all information required by Section 5(b) of Article III of the Company’s Bylaws, to the Secretary of the Company at its principal executive offices no later than the close of business on December 4, 2014, and must meet all other requirements for inclusion in the proxy statement. As provided in Section 5 of Article III of the Company’s Bylaws, if a stockholder intends to (i) present a proposal to be considered at the upcoming annual meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting or (ii) nominate a person for election as a director at the upcoming meeting, then notice of such proposal or nomination, together with all information required by Section 5(b) or Section 5(c), respectively, of Article III of the Company’s Bylaws, must be received by the Secretary of the Company at its principal executive offices no later than the close of business on December 4, 2014 (60 days prior to the date of the upcoming meeting). A copy of Section 5 of Article III of the Bylaws may be obtained, without charge, from the Company’s Secretary upon request or from the Company’s filings with the Securities and Exchange Commission (the "SEC"). Any proposal or nomination that is received by the Company outside of these timelines will be considered untimely.

The information contained in this Item 8.01 is not, and shall not be considered, a notice of the upcoming annual meeting of stockholders or a solicitation of proxies with respect to such meeting. The Company will file with the SEC and distribute to stockholders a notice of the upcoming meeting and the related definitive proxy statement and other meeting materials on a future date in accordance with Regulation 14A under the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rand Worldwide, Inc.

November 21, 2014	By:	Lawrence Rychlak

Name: Lawrence Rychlak
Title: President and Chief Executive Officer